Exhibit 10.18

EXECUTION VERSION

GLOBAL SUBSIDIARIES GUARANTY

GLOBAL SUBSIDIARIES GUARANTY, dated as of December 30, 2009 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, this “Guaranty”), made by and among each of the undersigned guarantors (each, a “Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 22 hereof, collectively, the “Guarantors”) in favor of Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the DIP Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the U.S. Debtors are debtors-in-possession under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in jointly administered cases (collectively, the “U.S. Cases”) pending in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and the Canadian Borrower commenced proceedings (the “Canadian Case” and together with the U.S. Cases, the “Cases”) in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”) pursuant to Canada’s Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “CCAA”);

WHEREAS, Holdings, the Borrowers, the Lenders from time to time party thereto, the Administrative Agent, and the other agents party thereto entered into a Debtor-In-Possession Credit Agreement, dated as of December 18, 2009 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative lenders or holders, the “DIP Credit Agreement”) providing for the making of Loans to the Borrowers, all as contemplated therein (the Lenders, the Administrative Agent, and each other Agent are hereinafter collectively referred to as the “DIP Lender Creditors”);

WHEREAS, each Borrower and/or one or more of its Subsidiaries may at any time and from time to time following the commencement of the Cases enter into one or more Post Petition Cash Management Arrangements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the DIP Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Post Petition Cash Management Creditors,” with each such Post Petition Cash Management Arrangement with a Post Petition Cash Management Creditor being herein called a “Secured Post Petition Cash Management Arrangement”);

WHEREAS, each Borrower and/or one or more of its Subsidiaries may at any time and from time to time following the commencement of the Cases enter into one or more Post Petition Swap Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the DIP Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, the “Other DIP Creditors” and, together with the DIP Lender Creditors and the Post Petition Cash Management Creditors, the “Secured Creditors”, with each such Post Petition Swap Agreement entered into with an Other DIP Creditor following the commencement of the Cases being herein called a “Post Petition Secured Hedging Agreement”);

WHEREAS, pursuant to the U.S. Borrower’s Guaranty, the U.S. Borrower has guaranteed to the Secured Creditors the payment when due of all U.S. Borrower Guaranteed Obligations as described therein;

WHEREAS, pursuant to the Canadian Subsidiaries Guaranty, each Canadian Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrowers under the DIP Credit Agreement, to the Post Petition Cash Management Creditors entering into and maintaining Secured Post Petition Cash Management Arrangements after the date hereof and to the Other DIP Creditors entering into and/or maintaining Post Petition Secured Hedging Agreements after the date hereof that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrowers under the DIP Credit Agreement, the entering into and maintaining by the Borrowers and/or one or more of their respective Subsidiaries of Secured Post Petition Cash Management Arrangements after the date hereof and the entering into and/or maintaining by the Borrowers and/or one or more of their respective Subsidiaries of Post Petition Secured Hedging Agreements after the date hereof and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers, the Post Petition Cash Management Creditors to enter into and maintain Secured Post Petition Cash Management Arrangements with the Borrowers and/or one or more of their respective Subsidiaries and the Other DIP Creditors to enter into and maintain Post Petition Secured Hedging Agreements with the Borrowers and/or one or more of their respective Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Creditors as follows:

1. GUARANTY. (a) Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety:

(i) to the DIP Lender Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (x) the principal of premium, if any, and interest on the Notes issued by, and the Loans made to, each of the Borrowers under the DIP Credit Agreement and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by each Borrower to the DIP Lender Creditors under each Credit Document to which such Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the DIP Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with each such Credit Document and the due performance and compliance by each Borrower with all of the terms, conditions, covenants and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Post Petition Secured Hedging Agreements or Secured Post Petition Cash Management Arrangements, being herein collectively called the “DIP Credit Document Obligations”);

(ii) to each Other DIP Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Post Petition Secured Hedging Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by each Borrower and each other Guaranteed Party (as defined below) under each Post Petition Secured Hedging Agreement to which it is a party, whether now in existence or hereafter arising, and the due performance and compliance by each Borrower and each such other Guaranteed Party with all of the terms, conditions, covenants and agreements contained therein (all such obligations, liabilities and indebtedness being herein collectively called the “Post Petition Hedging Obligations”); and

(iii) to each Post Petition Cash Management Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Secured Post Petition Cash Management Arrangement, whether or not such interest is an allowed claim in any such proceeding) owing by each Borrower and each other Guaranteed Party under each Secured Post Petition Cash Management Arrangement to which it is a party, whether now in existence or hereafter arising, and the due performance and compliance by each Borrower and each such other Guaranteed Party with all of the terms, conditions, covenants and agreements contained therein (all such obligations, liabilities and indebtedness being herein collectively called the “Post Petition Cash Management Obligations”, and together with the DIP Credit Document Obligations and the Post Petition Hedging Obligations are herein collectively called the “Guaranteed Obligations”).

As used herein, the term “Guaranteed Party” shall mean each Borrower and each other Subsidiary of Holdings party to any Post Petition Secured Hedging Agreement or Secured Post Petition Cash Management Arrangement. Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, any Borrower or any other Guaranteed Party, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty is a guaranty of prompt payment and performance and not of collection.

(b) Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by any Borrower or any such other Guaranteed Party upon the occurrence in respect of any Borrower or any other Guaranteed Party of any of the events specified in clauses (h), (i) or (j) of Section 11 of the DIP Credit Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand.

2. LIABILITY OF GUARANTORS ABSOLUTE. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of any Borrower or any other Guaranteed Party whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by any Borrower, any other Guaranteed Party or any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower or any other Guaranteed Party, (e) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays any Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 5 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

3. OBLIGATIONS OF GUARANTORS INDEPENDENT. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party be joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to such Borrower or such other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.

4. WAIVERS BY GUARANTORS. (a) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, any Borrower or any other Guaranteed Party) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

(b) Each Guarantor waives any right to require the Secured Creditors to: (i) proceed against any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of any Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Guaranteed Party other than payment in full in cash of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against any Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against any Borrower, any other Guaranteed Party, any other guarantor of the Guaranteed Obligations or any other party or any security.

(c) Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of each Borrower’s, each other Guaranteed Party’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from each Borrower, each other Guaranteed Party and each other Guarantor on an ongoing basis information relating thereto and each Borrower’s, each other Guaranteed Party’s and each other Guarantor’s ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of any Borrower, any other Guaranteed Party or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of any Borrower, any other Guaranteed Party or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

(d) Each Guarantor hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by Real Property located in the State of California, such Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor’s or any Secured Creditors’ right to proceed against any Borrower, any other Guaranteed Party or any other guarantor of the Guaranteed Obligations.

(e) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) until such time as the Guaranteed Obligations have been irrevocably paid in full in cash all rights and benefits under Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Each Guarantor hereby further waives (to the fullest extent permitted by applicable law) until such time as the Guaranteed Obligations have been irrevocably paid in full in cash, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the California Civil Code.

(f) Until the Guaranteed Obligations have been paid in full in cash, each Guarantor waives its rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation, (1) any defenses such Guarantor may have to this Guaranty by reason of an election of remedies by the Secured Creditors and (2) any rights or defenses such Guarantor may have by reason of protection afforded to any Borrower or any other Guaranteed Party pursuant to the anti deficiency or other laws of California limiting or discharging such Borrower’s or such other Guaranteed Party’s indebtedness, including, without limitation, Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. In furtherance of such provisions, each Guarantor hereby waives all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election of remedies, such as a nonjudicial foreclosure, destroys such Guarantor’s rights of subrogation and reimbursement against any Borrower or any other Guaranteed Party by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(g) Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of any Guaranteed Party under the Credit Documents or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself any right to which such Guarantor hereby waives.

(h) Each Guarantor incorporated or organized in Mexico (the “Mexican Guarantors”), unconditionally and irrevocably waives, to the fullest extent permitted by law, any right to which it may be entitled, under Articles 2813, 2814, 2815, 2816, 2817, 2818, 2819, 2820, 2821, 2822, 2823, 2824, 2826, 2827, 2830, 2835, 2836, 2837, 2838, 2839, 2840, 2842, 2844, 2846, 2847, 2848, and 2849 of the Federal Civil Code (Código Civil Federal) and the corresponding provisions of the Civil Codes of the States of Mexico and the Federal District.

(i) Each Guarantor subject to Brazilian law hereby expressly waives the benefits set forth in the following articles of the Brazilian Civil Code (Law No. 10,406, of January 10, 2002, as amended): articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code and article 595 of the Brazilian Code of Civil Procedure (Law No. 5,869 of January 11, 1973, as amended).

(j) Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

5. RIGHTS OF SECURED CREDITORS. Subject to Sections 4 and 13, any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against any Borrower, any other Guaranteed Party, any other Credit Party, any Subsidiary thereof, any other guarantor of any Borrower or any other Guaranteed Party or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Guarantors, other guarantors, any Borrower, any other Guaranteed Party or other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower or any other Guaranteed Party to creditors of such Borrower or such other Guaranteed Party other than the Secured Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower or any other Guaranteed Party to the Secured Creditors regardless of what liabilities of such Borrower or such other Guaranteed Party remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, any of the Post Petition Secured Hedging Agreements, the Secured Post Petition Cash Management Arrangements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Post Petition Secured Hedging Agreements, the Secured Post Petition Cash Management Arrangements, the Credit Documents or any of such other instruments or agreements;

(h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against any Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty; and/or

(i) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor).

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

6. CONTINUING GUARANTY. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of any Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS. Any indebtedness of any Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of such Borrower or such other Guaranteed Party to the Secured Creditors; and such indebtedness of such Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent or the Collateral Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of such Borrower or such other Guaranteed Party to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of any Borrower or any other Guaranteed Party to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash; provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and shall forthwith be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.

8. GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT OR COLLATERAL AGENT. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Secured Creditors and that, if the Required Lenders so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS. In order to induce the Lenders to make Loans to the Borrowers pursuant to the DIP Credit Agreement, in order to induce the Other DIP Creditors to execute, deliver, perform and maintain the Post Petition Secured Hedging Agreements to which they are a party and in order to induce the Post Petition Cash Management Creditors to execute, deliver, perform and maintain the Secured Post Petition Cash Management Arrangements to which they are a party, each Guarantor represents, warrants and covenants that:

(a) such Guarantor (i) is a duly organized and validly existing Company in good standing (or its equivalent) under the laws of the jurisdiction of its organization, (ii) has all requisite Company power and authority to own its assets, to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under each Credit Document to which it is a party and (iii) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required;

(b) this Guaranty and each other Credit Document to which it is a party has been duly authorized by all necessary Company action and, if required, stockholder action;

(c) this Guaranty has been duly executed and delivered by such Guarantor and constitutes, and each other Credit Document to which such Guarantor is to be a party, when executed and delivered by such Guarantor, will constitute, a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) the execution, delivery or performance by such Guarantor of this Guaranty and any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) for the registration of this Guaranty together with its sworn translation into Portuguese language before the competent Registry of Deeds and Documents in Brazil and (ii) such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Credit Documents, (b) will not violate any Requirement of Law applicable to such Guarantor, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon such Guarantor or any of its assets, or give rise to a right thereunder to require any payment to be made by such Guarantor or give rise to a right of, or result in, termination, cancellation or acceleration of any material obligation thereunder, and (d) will not result in the creation or imposition of any Lien on any asset of such Guarantor, except Liens created under the Credit Documents;

(e) there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor or any of its Subsidiaries (x) that could reasonably be expected, individually or in the aggregate, to (i) result in a Material Adverse Effect or (ii) adversely affect in any material respect the ability of such Guarantor to consummate the Transaction or (y) with respect to this Guaranty or any other Credit Document;

(f) until the termination of the Total Commitment and until such time as no Note remains outstanding and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 13.13 of the DIP Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 9 and 10 of the DIP Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Sections 9 and 10 of the DIP Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries; and

(g) an executed (or conformed) copy of each of the Credit Documents, the Post Petition Secured Hedging Agreements and each document evidencing the Secured Post Petition Cash Management Arrangements has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof; and

(h) such Guarantor has received adequate consideration to support its guarantee of the obligations of the Borrowers under this Guaranty and the other Credit Documents.

10. EXPENSES. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and each other Secured Creditor in connection with the enforcement of this Guaranty and the protection of the Secured Creditors’ rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Collateral Agent, the Administrative Agent and each other Secured Creditor).

11. BENEFIT AND BINDING EFFECT. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

12. AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of the Required Lenders (or, to the extent required by Section 13.12 of the DIP Credit Agreement, with the written consent of each Lender); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Guaranty, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the DIP Lender Creditors as holders of the DIP Credit Document Obligations, (y) the Other DIP Creditors as the holders of the Post Petition Hedging Obligations or (z) the Post Petition Cash Management Creditors as the holders of the Post Petition Cash Management Obligations. For the purpose of this Guaranty, the term “Requisite Creditors” of any Class shall mean (x) with respect to the DIP Credit Document Obligations, the Required Lenders (or, to the extent required by Section 13.12 of the DIP Credit Agreement, each Lender), (y) with respect to the Post Petition Hedging Obligations, the holders of at least a majority of all Post Petition Hedging Obligations outstanding from time to time under the Post Petition Secured Hedging Agreements and (z) with respect to the Post Petition Cash Management Obligations, the holders of at least a majority of all Post Petition Cash Management Obligations outstanding from time to time under the Secured Post Petition Cash Management Arrangements.

13. SET OFF. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Guaranty, at any time that the Guaranteed Obligations shall be secured by any Real Property located in the State of California, no Secured Creditor shall exercise any right of set-off, lien or counterclaim or take any court or administrative action or institute any proceedings to enforce any provision of this Guaranty without the prior consent of the Administrative Agent or the Required Lenders or, to the extent required by Section 13.12 of the DIP Credit Agreement, all of the Lenders, if such setoff or action or proceeding would or might (pursuant to Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure or Section 2924 of the California Civil Code, if applicable, or otherwise) affect or impair the validity, priority, or enforceability of the liens granted to the Collateral Agent pursuant to the Security Documents or the enforceability of the Guaranteed Obligations hereunder, and any attempted exercise by any Secured Creditor or the Administrative Agent of any such right without obtaining such consent of the Required Lenders or the Administrative Agent shall be null and void. It is understood and agreed that the foregoing sentence of this Section 13 is for the sole benefit of the Secured Creditors and may be amended, modified or waived in any respect by the Required Lenders (without any requirement of prior notice to or consent by any Credit Party or any other Person) and does not constitute a waiver of any rights against any Credit Party or against any Collateral. Each Secured Creditor (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 13 are subject to the sharing provisions set forth in Section 13.06 of the DIP Credit Agreement.

14. NOTICE. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied or sent by courier, be effective when deposited in the mails or delivered to the overnight courier, as the case may be, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any DIP Lender Creditor, as provided in the DIP Credit Agreement, (ii) in the case of any Guarantor, to the care of the U.S. Borrower to the address specified in Section 13.03 of the DIP Credit Agreement, (iii) in the case of any Other DIP Creditor, at such address as such Other DIP Creditor shall have specified in writing to the Guarantors, and (iv) in the case of any Post Petition Cash Management Creditor, at such address as such Post Petition Cash Management Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

15. REINSTATEMENT. If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, any Borrower or any other Guaranteed Party), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Post Petition Secured Hedging Agreement, any Secured Post Petition Cash Management Arrangement or any other instrument evidencing any liability of any Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

16. CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case located within the City of New York, and, by execution and delivery of this Guaranty, each party to this Guaranty hereby irrevocably submits for itself and in respect of its property, generally and unconditionally, to the jurisdiction of the aforesaid courts. Each party to this Guaranty hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which the relevant party is a party brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each Guarantor (except each Mexican Guarantor) further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor as set forth in Section 14 hereof, such service to become effective 30 days after such mailing.

Each Mexican Guarantor hereby irrevocably designates, appoints and empowers Corporation Service Company, with offices on the date hereof at 80 State Street, Albany, NY 12207, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Mexican Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Administrative Agent under this Agreement.

Each Brazilian Guarantor hereby irrevocably designates, appoints and empowers Corporation Service Company, with offices on the date hereof at 80 State Street, Albany, NY 12207, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Brazilian Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Administrative Agent under this Agreement.

Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection to such service of process and further irrevocably waives (to the fullest extent permitted by applicable law) and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

(b) Each party to this Guaranty hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such party is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum and waives the right to any other jurisdiction to which it may be entitled by reason of its present or future domicile or otherwise.

(c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

17. RELEASE OF LIABILITY OF GUARANTOR UPON SALE OR DISSOLUTION. In the event that all of the capital stock or other Equity Interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the DIP Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the DIP Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the DIP Credit Agreement, to the extent applicable, such Guarantor shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to Holdings or any of its Wholly-Owned Subsidiaries), be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 17).

18. CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash and the Total Commitment, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 18 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 18: (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to Section 17 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 18, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 18, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

19. LIMITATION ON GUARANTEED OBLIGATIONS. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

Notwithstanding any other provision of this Guaranty, (i) the guarantee, indemnity and other obligations of Cooper-Standard Automotive International B.V. expressed to be assumed in this Guaranty shall be deemed not to be assumed by Cooper-Standard Automotive International BV to the extent that such guarantee, indemnity and other obligations would constitute unlawful financial assistance within the meaning of Section 2:207(c) or 2:98(c) of the Dutch Civil Code (Burgerlijk Wetboek) and (ii) the payment obligations of Cooper-Standard Automotive International B.V., CSA International Holdings Coöperatief U.A., and CSA International Holdings CV under Section 1 hereof in respect of Guaranteed Obligations owing by the U.S. Borrower (and under pledges securing such Guaranteed Obligations owing by the U.S. Borrower) shall be limited to an amount of Guaranteed Obligations not in excess of $60,000,000 and the provisions of this Guaranty and the other Credit Documents shall be construed accordingly.

20. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the U.S. Borrower and the Administrative Agent.

21. PAYMENTS. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense, will be made on the same basis as payments are made by the Borrowers under Sections 5.03 and 5.04 of the DIP Credit Agreement and in accordance with the following provisions of this Section.

(a) The Guarantors obligations hereunder to make payments in U.S. Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. Dollars, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective other Secured Creditor of the full amount of U.S. Dollars expressed to be payable to the Administrative Agent, the Collateral Agent or such other Secured Creditor under this Guaranty or the other Credit Documents or any Swap Agreement, as applicable. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than U.S. Dollars (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in U.S. Dollars, the conversion shall be made, at the U.S. Dollar Equivalent thereof, as the case may be, or, in the case of conversion into other currencies, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c) For purposes of determining the U.S. Dollar Equivalent or any other rate of exchange for this Section 21, such amounts shall include any premium and costs payable in connection with the purchase of U.S. Dollars.

22. ADDITIONAL GUARANTORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Guaranty after the Effective Date pursuant to the DIP Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or (y) executing an assumption agreement and delivering same to the Administrative Agent, in each case as may be requested by (and in form and substance reasonably satisfactory to) the Administrative Agent and (z) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken to be taken above to the reasonable satisfaction of the Administrative Agent.

23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

* * *

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first written above.

COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS MEXICO HOLDING LLC, as a Guarantor

By:	COOPER-STANDARD AUTOMOTIVE INC., as Sole Member

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel and Secretary

COOPER-STANDARD AUTOMOTIVE NC L.L.C., as a Guarantor

By:	COOPER-STANDARD AUTOMOTIVE INC., as Sole Member

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel and Secretary

COOPER-STANDARD AUTOMOTIVE OH, LLC, as a Guarantor

By:	COOPER-STANDARD AUTOMOTIVE INC., as Sole Member

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel and Secretary

[Global Subsidiaries Guaranty]

CSA SERVICES INC., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

NISCO HOLDING COMPANY, as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

NORTH AMERICAN RUBBER, INCORPORATED, as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

STANTECH, INC., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

STERLING INVESTMENTS COMPANY, as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

[Global Subsidiaries Guaranty]

WESTBORN SERVICE CENTER, INC., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

COOPER-STANDARD AUTOMOTIVE FHS INC., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President and Secretary

COOPER-STANDARD AUTOMOTIVE DE MEXICO, S.A. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

COOPER-STANDARD AUTOMOTIVE SERVICES, S.A. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

COOPERMEX, S.A. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

[Global Subsidiaries Guaranty]

MANUFACTURERA EL JARUDO, S.DE R.L. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS DE MEXICO, S. DE R.L. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

COOPER-STANDARD AUTOMOTIVE DE MEXICO FLUID SERVICES, S. DE R.L. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

COOPER-STANDARD AUTOMOTIVE FHS, S.A. DE C.V., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Legal Representative

COOPER-STANDARD AUTOMOTIVE BRASIL SEALING LTDA., as a Guarantor

By:	/s/ Glenn Dong and Timothy W. Hefferon
	Name:	Glenn Dong and Timothy W. Hefferon
	Title:	Attorneys in Fact

[Global Subsidiaries Guaranty]

COOPER-STANDARD AUTOMOTIVE BRASIL FLUID SYSTEMS LTDA., as a Guarantor

By:	/s/ Glenn Dong and Timothy W. Hefferon
	Name:	Glenn Dong and Timothy W. Hefferon
	Title:	Attorneys in Fact

ITATIAIA STANDARD INDUSTRIAL LTDA., as a Guarantor

By:	/s/ Glenn Dong and Timothy W. Hefferon
	Name:	Glenn Dong and Timothy W. Hefferon
	Title:	Attorneys in Fact

CSA INTERNATIONAL HOLDINGS CV, as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Attorney in Fact

CSA INTERNATIONAL HOLDINGS COÖPERATIEF U.A., as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Attorney in Fact

COOPER-STANDARD AUTOMOTIVE INTERNATIONAL HOLDINGS BV, as a Guarantor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Attorney in Fact

[Global Subsidiaries Guaranty]

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

[Global Subsidiaries Guaranty]